Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2017

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Thomas Lesnick	Vin Chao
Bank of America Merrill Lynch	BTIG	Capital One Securities, Inc.	Deutsche Bank
(646) 855-5808	(212) 738-6140	(571) 633-8191	(212) 250-6799

Steve Sakwa	Jed Reagan	Richard Anderson	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 446-9462	(949) 640-8780	(212) 205-8445	(212) 761-7064

Nick Yulico	Blaine Heck
UBS	Wells Fargo
(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except square feet and per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2017	March 31, 2016	December 31, 2016
Total revenues	$181,236	$172,918	$166,802
Net income (loss) attributable to common stockholders	$372	$(6,494)	$(6,489)
Per share—basic and diluted	$0.00	$(0.03)	$(0.03)
PGRE’s share of Cash NOI (1)	$79,117	$87,239	$77,224
PGRE’s share of NOI (1)	$98,362	$100,165	$90,763
FFO attributable to common stockholders (1)	$51,589	$49,248	$41,034
Per share—diluted	$0.22	$0.23	$0.18
Core FFO attributable to common stockholders (1)	$51,710	$48,992	$40,643
Per share—diluted	$0.22	$0.23	$0.18
FAD attributable to common stockholders (1)	$30,438	$27,091	$17,822

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
High	$17.58	$16.74	$18.28	$17.40	$17.97
Low	$15.87	$14.58	$15.36	$15.26	$14.23
Closing (end of period)	$16.21	$15.99	$16.39	$15.94	$15.95
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.3%	2.4%	2.3%	2.4%	2.4%

PORTFOLIO STATISTICS
		Total as of March 31, 2017			PGRE’s Share as of March 31, 2017
Region:	Number of Properties	Square Feet	% Leased (1)	% Occupied (1)	Square Feet	% Leased (1)	% Occupied (1)
New York	7	8,638,634	90.8%	88.4%	6,826,297	88.5%	85.5%
Washington, D.C.	5	1,585,516	95.8%	94.9%	1,585,516	95.8%	94.9%
San Francisco	2	2,227,602	96.5%	96.1%	1,419,835	95.9%	95.6%

	14	12,451,752	92.5%	90.6%	9,831,648	90.8%	88.4%

(1)	See page 33 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2017	December 31, 2016
ASSETS:
Rental property, at cost
Land	$2,091,535	$2,091,535
Buildings and improvements	5,765,748	5,757,558

	7,857,283	7,849,093
Accumulated depreciation and amortization	(359,583)	(318,161)

Rental property, net	7,497,700	7,530,932
Cash and cash equivalents	125,734	162,965
Restricted cash	75,198	29,374
Investments in unconsolidated joint ventures	35,959	6,411
Investments in unconsolidated real estate funds	23,913	28,173
Preferred equity investments	55,294	55,051
Marketable securities	25,617	22,393
Accounts and other receivables, net	12,564	15,251
Deferred rent receivable	184,571	163,695
Deferred charges, net	72,796	71,184
Intangible assets, net	389,588	412,225
Assets held for sale	346,685	346,685
Other assets	39,895	22,829

Total Assets	$8,885,514	$8,867,168

LIABILITIES:
Notes and mortgages payable, net	$3,477,798	$3,364,898
Revolving credit facility	200,000	230,000
Due to affiliates (1)	27,299	27,299
Accounts payable and accrued expenses	88,250	103,896
Dividends and distributions payable	25,207	25,151
Deferred income taxes	1,276	1,467
Interest rate swap liabilities	—	22,446
Intangible liabilities, net	145,138	153,018
Other liabilities	75,188	53,046

Total Liabilities	4,040,156	3,981,221

EQUITY:
Paramount Group, Inc. equity	3,994,015	3,990,005
Noncontrolling interests in:
Consolidated real estate fund	67,205	64,793
Consolidated joint ventures	228,039	253,788
Operating Partnership	556,099	577,361

Total Equity	4,845,358	4,885,947

Total Liabilities and Equity	$8,885,514	$8,867,168

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except shares and per share amounts)

	Three Months Ended
	March 31, 2017	March 31, 2016	December 31, 2016
REVENUES:
Property rentals	$132,235	$125,002	$127,041
Straight-line rent adjustments	20,147	19,869	14,725
Amortization of above and below-market leases, net	3,008	(3,619)	2,943

Rental income	155,390	141,252	144,709
Tenant reimbursement income	12,852	10,789	11,842
Fee income (see details on page 9)	9,556	3,417	5,363
Other income (see details on page 9)	3,438	17,460	4,888

Total revenues	181,236	172,918	166,802
EXPENSES:
Operating	65,971	62,945	63,076
Depreciation and amortization	62,992	74,812	60,975
General and administrative (see details on page 9)	13,581	13,961	14,175
Transaction related costs	275	935	679

Total expenses	142,819	152,653	138,905
Operating income	38,417	20,265	27,897
Income from unconsolidated joint ventures	1,937	1,496	2,122
Income (loss) from unconsolidated real estate funds	288	(326)	2,042
Interest and other income, net (see details on page 9)	3,200	1,700	1,905
Interest and debt expense (see details on page 9)	(39,733)	(37,119)	(44,340)
Unrealized gain on interest rate swaps	1,802	6,860	10,153

Net income (loss) before income taxes	5,911	(7,124)	(221)
Income tax expense	(4,282)	(363)	(2,602)

Net income (loss)	1,629	(7,487)	(2,823)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated real estate fund	88	674	497
Consolidated joint ventures	(1,291)	(1,252)	(5,361)
Operating Partnership	(54)	1,571	1,198

Net income (loss) attributable to common stockholders	$372	$(6,494)	$(6,489)

Weighted average common shares outstanding:
Basic	230,924,271	212,403,593	223,221,284

Diluted	230,958,441	212,403,593	223,221,284

Income (loss) per common share:
Basic	$0.00	$(0.03)	$(0.03)

Diluted	$0.00	$(0.03)	$(0.03)

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Fee Income:	March 31, 2017	March 31, 2016	December 31, 2016
Property management	$1,610	$1,521	$1,484
Asset management	2,266	1,714	2,254
Acquisition, disposition and leasing	5,320	—	1,353
Other	360	182	272

Total fee income	$9,556	$3,417	$5,363

	Three Months Ended
Other Income:	March 31, 2017	March 31, 2016	December 31, 2016
Lease termination income	$66	$10,955	$2,502
Other (primarily tenant requested services, including overtime heating and cooling)	3,372	6,505	2,386

Total other income	$3,438	$17,460	$4,888

	Three Months Ended
General and Administrative:	March 31, 2017	March 31, 2016	December 31, 2016
Non-cash general and administrative - stock based compensation expense	$3,429	$1,772	$2,512
All other general and administrative	8,450	9,111	11,416
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	1,702	204	247
Severance costs	—	2,874	—

Total general and administrative	$13,581	$13,961	$14,175

	Three Months Ended
Interest and Other Income:	March 31, 2017	March 31, 2016	December 31, 2016
Preferred equity investment income (1)	$1,413	$1,416	$1,417
Interest income	85	80	241
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in“general and administrative” expenses)	1,702	204	247

Total interest and other income	$3,200	$1,700	$1,905

(1)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $344, $345 and $346 for the three months ended March 31, 2017 and 2016, and December 31, 2016, respectively.

	Three Months Ended
Interest and Debt Expense:	March 31, 2017	March 31, 2016	December 31, 2016
Interest expense	$34,288	$35,861	$37,049
Debt breakage and defeasance costs	2,715	—	4,608
Amortization of deferred financing costs	2,730	1,258	2,683

Total interest and debt expense	$39,733	$37,119	$44,340

FUNDS FROM OPERATIONS (“FFO”)

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2017	March 31, 2016	December 31, 2016
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$1,629	$(7,487)	$(2,823)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	64,840	76,351	62,451

FFO (1)	66,469	68,864	59,628
Less FFO attributable to noncontrolling interests in:
Consolidated real estate fund	(140)	448	272
Consolidated joint ventures	(7,195)	(8,147)	(11,294)

FFO attributable to Paramount Group Operating Partnership	59,134	61,165	48,606
Less FFO attributable to noncontrolling interests in Operating Partnership	(7,545)	(11,917)	(7,572)

FFO attributable to common stockholders (1)	$51,589	$49,248	$41,034

Per diluted share	$0.22	$0.23	$0.18

FFO	$66,469	$68,864	$59,628
Non-core items:
Debt breakage and defeasance costs	2,715	—	4,608
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	(2,386)	(6,860)	(10,930)
Transaction related costs	275	935	679
Severance costs	—	2,874	—

Core FFO (1)	67,073	65,813	53,985
Less Core FFO attributable to noncontrolling interests in:
Consolidated real estate fund	(140)	448	272
Consolidated joint ventures	(7,661)	(5,414)	(6,114)

Core FFO attributable to Paramount Group Operating Partnership	59,272	60,847	48,143
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(7,562)	(11,855)	(7,500)

Core FFO attributable to common stockholders (1)	$51,710	$48,992	$40,643

Per diluted share	$0.22	$0.23	$0.18

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	230,924,271	212,403,593	223,221,284
Effect of dilutive securities	34,170	4,366	23,141

Denominator for FFO and Core FFO per diluted share	230,958,441	212,407,959	223,244,425

(1)	See page 33 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

(unaudited and in thousands)

	Three Months Ended
	March 31, 2017	March 31, 2016	December 31, 2016
Reconciliation of Core FFO to FAD:
Core FFO	$67,073	$65,813	$53,985
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	3,429	1,772	2,512
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,798	1,309	2,734
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,881)	3,619	(2,943)
Expenditures to maintain assets	(5,555)	(4,172)	(7,600)
Second generation tenant improvements and leasing commissions	(7,408)	(14,902)	(11,704)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(20,511)	(19,970)	(14,756)
Unrealized (gain) loss from unconsolidated real estate funds	(56)	247	(1,911)

FAD (1)	36,889	33,716	20,317
Less FAD attributable to noncontrolling interests in:
Consolidated real estate fund	(140)	448	272
Consolidated joint ventures	(1,860)	(517)	522

FAD attributable to Paramount Group Operating Partnership	34,889	33,647	21,111
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,451)	(6,556)	(3,289)

FAD attributable to common stockholders (1) (2)	$30,438	$27,091	$17,822

(1)	See page 33 for our definition of this measure.
(2)	FAD attributable to common stockholders on a quarterly basis is not necessarily indicative of future amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)

(unaudited and in thousands)

	Three Months Ended
	March 31, 2017	March 31, 2016	December 31, 2016
Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
Net income (loss)	$1,629	$(7,487)	$(2,823)
Add (subtract) adjustments to arrive at EBITDA:
Depreciation and amortization (including our share of unconsolidated joint ventures)	64,840	76,351	62,451
Interest and debt expense (including our share of unconsolidated joint ventures)	41,368	38,519	45,785
Income tax expense (including our share of unconsolidated joint ventures)	4,282	363	2,602

EBITDA (1)	112,119	107,746	108,015
Less EBITDA attributable to noncontrolling interests in:
Consolidated real estate fund	(141)	450	268
Consolidated joint ventures	(14,030)	(15,077)	(18,379)

PGRE’s share of EBITDA (1)	$97,948	$93,119	$89,904

EBITDA	$112,119	$107,746	$108,015
Add (subtract) adjustments to arrive at adjusted EBITDA:
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	(2,386)	(6,860)	(10,930)
EBITDA from real estate funds	(450)	844	(1,732)
Transaction related costs	275	935	679
Severance costs	—	2,874	—

Adjusted EBITDA (1)	109,558	105,539	96,032
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(13,111)	(12,344)	(13,199)

PGRE’s share of Adjusted EBITDA (1)	$96,447	$93,195	$82,833

(1)	See page 33 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Three Months Ended
	March 31, 2017	March 31, 2016	December 31, 2016
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$1,629	$(7,487)	$(2,823)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	62,992	74,812	60,975
General and administrative	13,581	13,961	14,175
Interest and debt expense	39,733	37,119	44,340
Transaction related costs	275	935	679
Income tax expense	4,282	363	2,602
NOI from unconsolidated joint ventures	4,823	4,428	4,257
Income from unconsolidated joint ventures	(1,937)	(1,496)	(2,122)
(Income) loss from unconsolidated real estate funds	(288)	326	(2,042)
Fee income	(9,556)	(3,417)	(5,363)
Interest and other income, net	(3,200)	(1,700)	(1,905)
Unrealized gain on interest rate swaps	(1,802)	(6,860)	(10,153)

NOI (1)	110,532	110,984	102,620
Less NOI attributable to noncontrolling interests in:
Consolidated real estate fund	(141)	450	268
Consolidated joint ventures	(12,029)	(11,269)	(12,125)

PGRE’s share of NOI (1)	$98,362	$100,165	$90,763

NOI	$110,532	$110,984	$102,620
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(20,511)	(19,970)	(14,756)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,881)	3,619	(2,943)

Cash NOI (1)	87,140	94,633	84,921
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate fund	(141)	450	268
Consolidated joint ventures	(7,882)	(7,844)	(7,965)

PGRE’s share of Cash NOI (1)	$79,117	$87,239	$77,224

(1)	See page 33 for our definition of this measure.

NOI - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended March 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$1,629	$1,490	$7,580	$1,631	$(9,072)
Add (subtract) adjustments to arrive at NOI:
Depreciation and amortization	62,992	39,031	5,281	18,049	631
General and administrative	13,581	—	—	—	13,581
Interest and debt expense	39,733	22,001	2,011	13,478	2,243
Transaction related costs	275	—	—	—	275
Income tax expense	4,282	—	—	5	4,277
NOI from unconsolidated joint ventures	4,823	4,753	—	—	70
Income from unconsolidated joint ventures	(1,937)	(1,925)	—	—	(12)
Income from unconsolidated real estate funds	(288)	—	—	—	(288)
Fee income	(9,556)	—	—	—	(9,556)
Interest and other income, net	(3,200)	(32)	(9)	(27)	(3,132)
Unrealized gain on interest rate swaps	(1,802)	—	—	(1,802)	—

NOI (1)	110,532	65,318	14,863	31,334	(983)
Less NOI attributable to noncontrolling interests in:
Consolidated real estate fund	(141)	—	—	—	(141)
Consolidated joint ventures	(12,029)	—	—	(12,029)	—

PGRE’s share of NOI for the three months ended March 31, 2017	$98,362	$65,318	$14,863	$19,305	$(1,124)

PGRE’s share of NOI for the three months ended March 31, 2016	$100,165	$79,513	$11,707	$11,177	$(2,232)

NOI(1)	$110,532	$65,318	$14,863	$31,334	$(983)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(20,511)	(13,968)	(1,063)	(5,541)	61
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,881)	2,140	(547)	(4,474)	—

Cash NOI (1)	87,140	53,490	13,253	21,319	(922)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated real estate fund	(141)	—	—	—	(141)
Consolidated joint ventures	(7,882)	—	—	(7,882)	—

PGRE’s share of Cash NOI for the three months ended March 31, 2017	$79,117	$53,490	$13,253	$13,437	$(1,063)

PGRE’s share of Cash NOI for the three months ended March 31, 2016	$87,239	$70,994	$10,532	$7,886	$(2,173)

(1)	See page 33 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended March 31, 2017
SAME STORE CASH NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended March 31, 2017	$79,117	$53,490		$13,253	$13,437	$(1,063)
Acquisitions (2)	(6,224)	(614)		—	(5,610)	—
Lease termination income (including our share of unconsolidated joint ventures)	(66)	(66)		—	—	—
Other, net	—	—		—	—	—

PGRE’s share of Same Store Cash NOI(1) for the three months ended March 31, 2017	$72,827	$52,810		$13,253	$7,827	$(1,063)

	Three Months Ended March 31, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended March 31, 2016	$87,239	$70,994		$10,532	$7,886	$(2,173)
Acquisitions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(11,000)	(10,968	)(3)	—	(32)	—
Other, net	473	473		—	—	—

PGRE’s share of Same Store Cash NOI(1) for the three months ended March 31, 2016	$76,712	$60,499		$10,532	$7,854	$(2,173)

(Decrease) increase in PGRE’s share of Same Store Cash NOI	$(3,885)	$(7,689)		$2,721	$(27)	$1,110

% (Decrease) increase	(5.1%)	(12.7%)		25.8%	(0.3%)

(1)	See page 33 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street in San Francisco, which was acquired in December 2016.
(3)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Three Months Ended March 31, 2017
SAME STORE NOI(1)	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended March 31, 2017	$98,362	$65,318		$14,863	$19,305	$(1,124)
Acquisitions (2)	(8,039)	(546)		—	(7,493)	—
Lease termination income (including our share of unconsolidated joint ventures)	(66)	(66)		—	—	—
Other, net	—	—		—	—	—

PGRE’s share of Same Store NOI(1) for the three months ended March 31, 2017	$90,257	$64,706		$14,863	$11,812	$(1,124)

	Three Months Ended March 31, 2016
	Total	New York		Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended March 31, 2016	$100,165	$79,513		$11,707	$11,177	$(2,232)
Acquisitions	—	—		—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(11,000)	(10,968	) (3)	—	(32)	—
Other, net	6,785	6,785	(4)	—	—	—

PGRE’s share of Same Store NOI(1) for the three months ended March 31, 2016	$95,950	$75,330		$11,707	$11,145	$(2,232)

(Decrease) increase in PGRE’s share of Same Store NOI	$(5,693)	$(10,624)		$3,156	$667	$1,108

% (Decrease) increase	(5.9%)	(14.1%)		27.0%	6.0%

(1)	See page 33 for our definition of this measure.
(2)	Represents our share of NOI attributable to (i) 60 Wall Street in New York, which was acquired in January 2017 and (ii) One Front Street in San Francisco, which was acquired in December 2016.
(3)	Includes $10,861 from the termination of a tenant’s lease at 1633 Broadway.
(4)	Primarily represents the non-cash write-off related to an above-market lease asset from the termination of a tenant’s lease at 1633 Broadway.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2017				As of December 31, 2016
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
PGRE Ownership		49.0%	24.4%	12.5%		49.0%	24.4%	12.9%
ASSETS:
Rental property, net	$1,258,518	$1,258,518	$—	$73,296	$1,264,387	$1,264,387	$—	$72,423
Cash and cash equivalents	21,538	21,122	416	3,881	9,661	9,236	425	2,525
Restricted cash	24,628	24,628	—	11,000	1,868	1,868	—	3,000
Preferred equity investments	55,294	—	55,294	—	55,051	—	55,051	—
Accounts and other receivables, net	416	416	—	168	548	548	—	147
Deferred rent receivable	37,339	37,339	—	—	32,103	32,103	—	—
Deferred charges, net	6,044	6,044	—	—	5,966	5,966	—	—
Intangible assets, net	48,922	48,922	—	—	52,139	52,139	—	—
Other assets	213	211	2	206	14,048	14,046	2	426

Total Assets	$1,452,912	$1,397,200	$55,712	$88,551	$1,435,771	$1,380,293	$55,478	$78,521

LIABILITIES:
Notes and mortgages payable, net	$967,833	$967,833	$—	$—	$872,960	$872,960	$—	$—
Accounts payable and accrued expenses	18,538	18,520	18	754	19,952	19,934	18	1,125
Interest rate swap liabilities	—	—	—	—	21,227	21,227	—	—
Intangible liabilities, net	45,650	45,650	—	—	48,654	48,654	—	—
Other liabilities	127	127	—	11,000	3,555	3,555	—	3,000

Total Liabilities	1,032,148	1,032,130	18	11,754	966,348	966,330	18	4,125

EQUITY:
Paramount Group, Inc. equity	192,725	178,909	13,816	9,592	215,635	201,928	13,707	9,603
Noncontrolling interests	228,039	186,161	41,878	67,205	253,788	212,035	41,753	64,793

Total Equity	420,764	365,070	55,694	76,797	469,423	413,963	55,460	74,396

Total Liabilities and Equity	$1,452,912	$1,397,200	$55,712	$88,551	$1,435,771	$1,380,293	$55,478	$78,521

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
	Consolidated Joint Ventures			Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$31,119	$31,119	$—	$868	$29,619	$29,619	$—	$833
Total operating expenses	7,278	7,278	—	414	7,173	7,173	—	1,352

Net operating income	23,841	23,841	—	454	22,446	22,446	—	(519)
Depreciation and amortization	(11,573)	(11,573)	—	(259)	(13,520)	(13,520)	—	(259)
Interest and other income, net	1,438	25	1,413	—	1,422	6	1,416	1
Interest and debt expense	(13,478)	(13,478)	—	—	(13,793)	(13,793)	—	—
Unrealized gain on interest rate swaps	1,802	1,802	—	—	5,359	5,359	—	—

Net income (loss) before income taxes	2,030	617	1,413	195	1,914	498	1,416	(777)
Income tax expense	(2)	(2)	—	(2)	(28)	(28)	—	1

Net income (loss)	$2,028	$615	$1,413	$193	$1,886	$470	$1,416	$(776)

PGRE’s share Ownership	Total	49.0%	24.4%	12.5%	Total	49.0%	24.4%	13.4%
Net income (loss)	$605	$261	$344	$24	$456	$111	$345	$(344)
Add: Management fee income	132	132	—	257	178	178	—	242

PGRE’s share of net income (loss)	737	393	344	281	634	289	345	(102)
Add: Real estate depreciation and amortization	5,669	5,669	—	31	6,625	6,625	—	33

FFO (1)	6,406	6,062	344	312	7,259	6,914	345	(69)
Add: Debt breakage costs	1,330	1,330	—	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	(883)	(883)	—	—	(2,626)	(2,626)	—	—

Core FFO (1)	$6,853	$6,509	$344	$312	$4,633	$4,288	$345	$(69)

Noncontrolling Interests’ share Ownership	Total	51.0%	75.6%	87.5%	Total	51.0%	75.6%	86.6%
Net income (loss)	$1,423	$354	$1,069	$169	$1,430	$359	$1,071	$(432)
Less: Management fee expense	(132)	(132)	—	(257)	(178)	(178)	—	(242)

Net income (loss) attributable to noncontrolling interests	1,291	222	1,069	(88)	1,252	181	1,071	(674)
Add: Real estate depreciation and amortization	5,904	5,904	—	228	6,895	6,895	—	226

FFO (1)	7,195	6,126	1,069	140	8,147	7,076	1,071	(448)
Add: Debt breakage costs	1,385	1,385	—	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	(919)	(919)	—	—	(2,733)	(2,733)	—	—

Core FFO (1)	$7,661	$6,592	$1,069	$140	$5,414	$4,343	$1,071	$(448)

(1)	See page 33 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2017				As of December 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Oder-Center, Germany (2)	Total	712 Fifth Avenue	Oder-Center, Germany (2)
PGRE Ownership		50.0%	5.2%	9.5%		50.0%	9.5%
ASSETS:
Rental property, net	$1,100,904	$206,700	$888,420	$5,784	$213,903	$207,632	$6,271
Cash and cash equivalents	36,849	20,305	16,204	340	19,089	18,430	659
Restricted cash	75	75	—	—	75	75	—
Accounts and other receivables, net	219	219	—	—	300	300	—
Deferred rent receivable	14,538	13,399	1,139	—	12,790	12,790	—
Deferred charges, net	8,478	8,478	—	—	8,907	8,907	—
Intangible assets, net	147,995	—	147,995	—
Other assets	9,339	3,697	5,179	463	690	199	491

Total Assets	$1,318,397	$252,873	$1,058,937	$6,587	$255,754	$248,333	$7,421

LIABILITIES:
Notes and mortgages payable, net	$833,917	$246,092	$566,496	$21,329	$269,063	$245,990	$23,073
Accounts payable and accrued expenses	16,884	5,259	11,620	5	3,633	3,460	173
Interest rate swap liabilities	3,869	3,869	—	—	5,036	5,036	—
Other liabilities	982	233	641	108	437	287	150

Total Liabilities	855,652	255,453	578,757	21,442	278,169	254,773	23,396

EQUITY:
Total Equity	462,745	(2,580)	480,180	(14,855)	(22,415)	(6,440)	(15,975)

Total Liabilities and Equity	$1,318,397	$252,873	$1,058,937	$6,587	$255,754	$248,333	$7,421

(1) Acquired on January 24, 2017.

(2) We account for our interest in Oder-Center, Germany on a one-quarter lag basis.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2017				Three Months Ended March 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Oder-Center, Germany (2)	Total	712 Fifth Avenue	Oder-Center, Germany (2)
Total revenues	$30,615	$14,379	$15,224	$1,012	$15,366	$14,312	$1,054
Total operating expenses	10,962	5,966	4,725	271	5,818	5,617	201

Net operating income	19,653	8,413	10,499	741	9,548	8,695	853
Depreciation and amortization expense	(9,811)	(2,920)	(6,799)	(92)	(3,103)	(3,008)	(95)
Interest and other income, net	30	24	6	—	14	14	—
Interest and debt expense	(6,893)	(2,825)	(3,815)	(253)	(3,022)	(2,748)	(274)
Unrealized gain on interest rate swaps	1,168	1,168	—	—	—	—	—

Net income (loss) before income taxes	4,147	3,860	(109)	396	3,437	2,953	484
Income tax expense	(2)	—	—	(2)	(2)	—	(2)

Net income (loss)	$4,145	$3,860	$(109)	$394	$3,435	$2,953	$482

PGRE’s share Ownership	Total	50.0%	5.2%	9.5%	Total	50.0%	9.5%
Net income (loss)	$1,962	$1,930	$(5)	$37	$1,522	$1,476	$46
Less: Step-up basis adjustment	(25)	—	—	(25)	(26)	—	(26)

PGRE’s share of net income (loss)	1,937	1,930	(5)	12	1,496	1,476	20
Add: Real estate depreciation and amortization	1,848	1,460	354	34	1,539	1,504	35

FFO (3)	3,785	3,390	349	46	3,035	2,980	55
Less: Unrealized gain on interest rate swaps	(584)	(584)	—	—	—	—	—

Core FFO (3)	$3,201	$2,806	$349	$46	$3,035	$2,980	$55

Joint Venture Partners’ share Ownership	Total	50.0%	94.8%	90.5%	Total	50.0%	90.5%
Net income (loss)	$2,183	$1,930	$(104)	$357	$1,913	$1,477	$436
Add: Real estate depreciation and amortization	7,988	1,460	6,445	83	1,590	1,504	86

FFO (3)	10,171	3,390	6,341	440	3,503	2,981	522
Less: Unrealized gain on interest rate swaps	(584)	(584)	—	—	—	—	—

Core FFO (3)	$9,587	$2,806	$6,341	$440	$3,503	$2,981	$522

(1)	Acquired on January 24, 2017.
(2)	We account for our interest in Oder-Center, Germany on a one-quarter lag basis.
(3)	See page 33 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited and in thousands, except square feet and per square foot amounts)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these funds and the funds’ ownership interest in the underlying investments, as of March 31, 2017.

Fund	PGRE Ownership	One Market Plaza		50 Beale Street	0 Bond Street
Fund III	3.1%	2.0%		—	—
Fund VII/VII-H	7.2%	—		42.8%	100.0%

Total Property Funds		2.0%		42.8%	100.0%
Other Investors		98.0	%(1)	57.2%	—

Total		100.0%		100.0%	100.0%

The following is a summary of the Property Funds’ investments and our ownership interests in the underlying investments, as of March 31, 2017.

		PGRE	Square	%	%	Annualized Rent (2)
Investments	Submarket	Ownership	Feet	Leased	Occupied	Amount	Per Square Foot (3)
50 Beale Street	South Financial District	3.1%	663,633	82.0%	82.0%	29,928	55.26
0 Bond Street	NoHo	7.2%	64,390	45.1%	45.1%	4,122	134.70

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 33 for our definition of this measure.
(3)	Represents office and retail space only.

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the underlying investments, as of March 31, 2017.

		PGRE	Fixed /			Face Amount		Fair Value
Investments	Investment Type	Ownership	Variable rate	Interest Rate	Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000	$645	$50,364	$650
1440 Broadway	Mezzanine Loan	1.3%	Variable (LIBOR plus 600 bps)	6.83%	Oct-2019	40,000	516	40,492	522
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	6.83%	Jan-2019	74,000	955	74,184	957
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000	710	55,486	716
Other	Mezzanine Loan/Preferred Equity	1.3%	Various	7.00% - 9.61%	Oct-2018 to Nov-2026	134,895	1,740	136,422	1,760

						$353,895	$4,566	$356,948	$4,605

CAPITAL STRUCTURE
(unaudited and in thousands, except share, unit and per share amounts)

			As of March 31, 2017
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,526,279
Revolving credit facility			200,000

			3,726,279
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza)			(497,250)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street and Oder-Center, Germany)			155,176

PGRE’s share of total debt (2)			3,384,205

	Shares / Units Outstanding	Share Price as of March 31, 2017
Equity:
Common stock	231,379,820	$16.21	3,750,667
Operating Partnership units	33,631,382	16.21	545,165

Total equity	265,011,202	16.21	4,295,832

Total Market Capitalization			$7,680,037

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 33 for our definition of this measure.

DEBT ANALYSIS
(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,030,100	3.52%	$1,000,000	3.54%	$30,100	2.73%
One Market Plaza (1)	975,000	4.03%	975,000	4.03%	—	—
1301 Avenue of the Americas	850,000	2.87%	500,000	3.05%	350,000	2.61%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
1899 Pennsylvania Avenue (2)	87,179	4.88%	87,179	4.88%	—	—
Liberty Place (2)	84,000	4.50%	84,000	4.50%	—	—
Revolving Credit Facility (2)	200,000	2.23%	—	—	200,000	2.23%

	3,726,279	3.53%	3,146,179	3.72%	580,100	2.49%
Noncontrolling interest’s share (3)	(497,250)	4.03%	(497,250)	4.03%	—	—

PGRE’s share of consolidated debt	$3,229,029	3.45%	$2,648,929	3.66%	$580,100	2.49%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.41%	$135,000	5.78%	$111,500	2.75%
60 Wall Street	575,000	3.36%	—	—	575,000	3.36%
Oder-Center, Germany	21,329	4.62%	21,329	4.62%	—	—

Total unconsolidated debt	842,829	3.70%	156,329	5.62%	686,500	3.26%
Joint venture partners’ share	(687,653)	3.59%	(86,803)	5.52%	(600,850)	3.31%

PGRE’s share of unconsolidated debt	$155,176	4.21%	$69,526	5.74%	$85,650	2.96%

PGRE’s Share of Total Debt (3)	$3,384,205	3.48%	$2,718,455	3.71%	$665,750	2.55%

Revolving Credit Facility Covenants: (4)	Required	Actual
Total Debt / Total Assets	Less than 60%	42.9%
Secured Debt / Total Assets	Less than 50%	40.1%
Fixed Charge Coverage	Greater than 1.5x	3.1x
Unsecured Debt / Unencumbered Assets	Less than 60%	11.2%
Unencumbered Interest Coverage	Greater than 1.75x	11.3x

Debt Composition:	Amount	%
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,648,929
PGRE’s unconsolidated fixed rate debt	69,526

Total fixed rate debt	2,718,455	80.3%

Variable rate debt:
PGRE’s consolidated variable rate debt	580,100
PGRE’s unconsolidated variable rate debt	85,650

Total variable rate debt	665,750	19.7%

PGRE’s Share of Total Debt (3)	$3,384,205	100.0%

(1)	On January 19, 2017, we completed a $975,000 refinancing of One Market Plaza. The new seven-year interest-only loan matures in February 2024.
(2)	Repaid on May 4, 2017.
(3)	See page 33 for our definition of this measure.
(4)	This section presents ratios as of March 31, 2017 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES
(unaudited and in thousands)

Consolidated Debt:	2017	2018	2019	2020	2021	Thereafter	Total
Liberty Place	$—	$84,000 (1)	$—	$—	$—	$—	$84,000
1899 Pennsylvania Avenue	—	—	—	87,179 (1)	—	—	87,179
1301 Avenue of the Americas	—	—	—	—	850,000	—	850,000
1633 Broadway	—	—	—	—	—	1,030,100	1,030,100
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	200,000 (1)	—	—	—	—	200,000

Total consolidated debt	—	284,000	—	87,179	850,000	2,505,100	3,726,279
Noncontrolling interest’s share (2)	—	—	—	—	—	(497,250)	(497,250)

PGRE’s share of consolidated debt	$—	$284,000	$—	$87,179	$850,000	$2,007,850	$3,229,029

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$246,500	$—	$—	$—	$—	$246,500
60 Wall Street	—	—	—	—	—	575,000	575,000
Oder-Center, Germany	—	—	—	—	—	21,329	21,329

Total unconsolidated debt	—	246,500	—	—	—	596,329	842,829
Joint venture partners’ share	—	(123,250)	—	—	—	(564,403)	(687,653)

PGRE’s share of unconsolidated debt	$—	$123,250	$—	$—	$—	$31,926	$155,176

PGRE’s share of total debt (2)	$—	$407,250	$—	$87,179	$850,000	$2,039,776	$3,384,205

Weighted average rate	—	3.36%	—	4.88%	2.87%	3.71%	3.48%

% of debt maturing	—	12.0%	—	2.6%	25.1%	60.3%	100.0%

(1)	Repaid on May 4, 2017.
(2)	See page 33 for our definition of this measure.

PORTFOLIO SUMMARY
(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)
As of March 31, 2017
New York:
1633 Broadway	West Side	100.0%	2,523,429	86.2%	84.2%	$146,571	$71.64
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,780,472	91.4%	84.2%	111,520	75.20
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	806,534	82.6%	79.5%	41,519	65.33
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	761,787	84.5%	84.5%	54,864	82.44
900 Third Avenue	East Side	100.0%	597,543	97.4%	96.8%	41,909	73.09
712 Fifth Avenue	Madison / Fifth Ave	50.0%	543,386	96.9%	96.3%	57,750	110.95
60 Wall Street (3)	Downtown	5.2%	1,625,483	100.0%	100.0%	67,000	41.22

Subtotal / Weighted Average			8,638,634	90.8%	88.4%	521,133	68.94

PGRE’s Share			6,826,297	88.5%	85.5%	428,755	74.63

Washington, D.C.:
Waterview (4)	Rosslyn, VA	100.0%	636,768	98.7%	98.7%	35,244	53.33
425 Eye Street	East End	100.0%	372,552	98.5%	98.5%	16,583	45.45
2099 Pennsylvania Avenue	CBD	100.0%	210,792	82.3%	76.2%	12,117	75.82
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	14,999	78.63
Liberty Place	East End	100.0%	174,449	91.1%	89.9%	12,263	77.44

Subtotal / Weighted Average			1,585,516	95.8%	94.9%	91,206	59.45

PGRE’s Share			1,585,516	95.8%	94.9%	91,206	59.45

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,857	97.5%	97.0%	108,851	70.00
One Front Street	North Financial District	100.0%	643,745	93.9%	93.9%	35,355	58.12

Subtotal / Weighted Average			2,227,602	96.5%	96.1%	144,206	66.67

PGRE’s Share			1,419,835	95.9%	95.6%	88,692	64.74

Total / Weighted Average			12,451,752	92.5%	90.6%	$756,545	$67.22

PGRE’s Share			9,831,648	90.8%	88.4%	$608,653	$70.37

(1)	See page 33 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Acquired on January 24, 2017.
(4)	Sold on May 3, 2017.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE’s Share of
	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:								Amount	Per Square Foot
As of March 31, 2017
The Corporate Executive Board Company (2)	Jan-2028		625,062		625,062		6.4%	$33,308	$53.29	5.5%
Barclays Capital, Inc.	Dec-2020		497,418		497,418		5.1%	32,238	64.81	5.3%
Allianz Global Investors, LP	Jan-2031		320,911		320,911		3.3%	27,952	87.10	4.6%
Clifford Chance LLP	Jun-2024		328,992		328,992		3.3%	25,977	78.96	4.3%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		311,291		3.2%	24,868	79.89	4.1%
Morgan Stanley & Company	Mar-2032	(3)	312,885	(3)	312,885	(3)	3.2%	22,209	70.98	3.6%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		293,487		3.0%	16,722	56.98	2.7%
Chadbourne & Parke, LLP	Sep-2024		203,863		203,863		2.1%	16,102	78.98	2.6%
U.S. General Services Administration	Jun-2021		310,450		310,450		3.2%	14,204	45.75	2.3%
Showtime Networks, Inc.	Jan-2026		238,880		238,880		2.4%	14,170	59.32	2.3%

	PGRE’s Share of
	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent	Rent
As of March 31, 2017
Legal Services	1,819,198	21.1%	$136,875	22.5%
Financial Services - Commercial and Investment Banking	1,733,796	20.1%	120,752	19.8%
Technology and Media	1,380,723	16.0%	89,527	14.7%
Financial Services, all others	967,011	11.2%	80,919	13.3%
Insurance	389,789	4.5%	31,851	5.2%
Retail	266,363	3.1%	22,139	3.6%
Government	345,278	4.0%	16,648	2.7%
Consumer Products	174,082	2.0%	12,963	2.1%
Real Estate	186,543	2.2%	12,172	2.0%
Other	1,361,219	15.8%	84,807	14.1%

(1)	See page 33 for our definition of this measure.
(2)	No longer our tenant effective May 3, 2017 pursuant to the sale of Waterview.
(3)	52,056 of the square feet leased expires on June 30, 2017.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended March 31, 2017:
Total square feet leased	285,506	93,304	4,996	187,206
PGRE’s share of total square feet leased:	279,746	91,728	4,996	183,022
Initial rent (1)	$70.42	$68.61	$59.87	$71.74
Weighted average lease term (in years)	8.9	10.2	8.9	8.1
Tenant improvements and leasing commissions:
Per square foot	$67.27	$90.06	$46.12	$55.38
Per square foot per annum	$7.58	$8.81	$5.19	$6.80
Percentage of initial rent	10.8%	12.8%	8.7%	9.5%
Rent concessions:
Average free rent period (in months)	3.8	6.4	4.7	2.3
Average free rent period per annum (in months)	0.4	0.6	0.5	0.3
Second generation space: (1)
Square feet	219,247	39,982	—	179,265
GAAP basis:
Straight-line rent	$66.19	$61.76	$—	$67.25
Prior straight-line rent	$55.97	$55.04	$—	$56.20
Percentage increase	18.3%	12.2%	—	19.7%
Cash basis
Initial rent (1)	$70.28	$64.22	$—	$71.74
Prior escalated rent	$59.32	$60.48	$—	$59.04
Percentage increase	18.5%	6.2%	—	21.5%

(1)	See page 33 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot  amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	7,337	5,562	$300	$—	0.0%

2Q 2017	54,061	44,575	2,560	57.12	0.4%
3Q 2017	113,659	111,875	8,083	72.24	1.2%
4Q 2017	91,480	82,505	5,606	69.05	0.8%

Total 2017	259,200	238,955	16,249	68.32	2.4%
1Q 2018	154,448	125,288	7,345	84.54	1.1%
Remaining 2018	197,500	161,039	13,323	82.69	2.0%

Total 2018	351,948	286,327	20,668	83.33	3.1%

2019	698,891	574,942	41,605	71.37	6.1%
2020	482,000	393,290	30,299	77.08	4.4%
2021	1,592,055	1,370,238	85,700	63.39	12.6%
2022	2,194,698	508,284	33,418	71.12	4.9%
2023	688,016	639,364	48,972	77.10	7.2%
2024	680,160	655,487	50,349	77.01	7.4%
2025	687,496	489,850	35,090	71.69	5.1%
2026	730,413	652,769	47,533	69.71	7.0%
Thereafter	3,874,024	3,805,647	271,848	74.73	39.8%

(1)	See page 33 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot  amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	575	575	$113	$—	0.0%

2Q 2017	54,061	44,575	2,560	57.12	0.5%
3Q 2017	105,815	105,815	7,728	73.03	1.6%
4Q 2017	31,360	31,360	2,891	96.43	0.6%

Total 2017	191,236	181,750	13,179	72.98	2.7%
1Q 2018	100,056	81,985	5,129	111.87	1.0%
Remaining 2018	148,991	132,586	11,534	86.95	2.3%

Total 2018	249,047	214,571	16,663	93.35	3.3%

2019	267,926	252,324	20,828	83.98	4.2%
2020	338,070	295,913	23,494	79.45	4.8%
2021	924,020	876,294	59,791	70.50	12.1%
2022	1,786,888	235,340	12,891	62.14	2.6%
2023	515,080	482,891	36,727	76.60	7.4%
2024	573,139	552,063	42,444	77.10	8.6%
2025	113,903	90,508	7,360	81.32	1.5%
2026	575,377	560,231	41,240	69.98	8.3%
Thereafter	2,981,535	2,933,215	219,621	73.70	44.5%

(1)	See page 33 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot  amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	—	$—	$—	—

2Q 2017	—	—	—	—	—
3Q 2017	—	—	—	—	—
4Q 2017	—	—	—	—	—

Total 2017	—	—	—	—	—
1Q 2018	—	—	—	—	—
Remaining 2018	—	—	—	—	—

Total 2018	—	—	—	—	—

2019	42,081	42,081	3,415	75.94	3.5%
2020	32,959	32,959	2,477	75.14	2.5%
2021	316,703	316,703	15,535	47.31	15.8%
2022	36,733	36,733	2,080	56.63	2.1%
2023	140,657	140,657	11,286	80.87	11.5%
2024	78,811	78,811	6,042	76.80	6.1%
2025	56,565	56,565	4,438	78.45	4.5%
2026	32,011	32,011	2,205	68.88	2.2%
Thereafter	853,162	853,162	51,077	57.86	51.8%

(1)	See page 33 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot  amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	6,762	4,987	$187	$—	0.2%

2Q 2017	—	—	—	—	—
3Q 2017	7,844	6,060	355	58.55	0.4%
4Q 2017	60,120	51,145	2,715	53.09	3.0%

Total 2017	67,964	57,205	3,070	53.66	3.4%
1Q 2018	54,392	43,303	2,216	53.54	2.5%
Remaining 2018	48,509	28,454	1,789	62.86	2.0%

Total 2018	102,901	71,757	4,005	57.40	4.5%

2019	388,884	280,537	17,362	59.69	19.5%
2020	110,971	64,418	4,328	67.18	4.9%
2021	351,332	177,241	10,374	58.61	11.6%
2022	371,077	236,211	18,447	78.10	20.7%
2023	32,279	15,817	959	59.07	1.1%
2024	28,210	24,613	1,863	75.68	2.1%
2025	517,028	342,777	23,292	68.01	26.1%
2026	123,025	60,528	4,088	67.64	4.6%
Thereafter	39,327	19,270	1,150	61.38	1.3%

(1)	See page 33 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES - TOTAL PORTFOLIO

(unaudited and in thousands)

	For the Three Months Ended March 31, 2017
	Total Portfolio	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$5,555	$3,297	$466	$1,705	$87
Second generation tenant improvements	3,957	2,487	—	1,470	—
Second generation leasing commissions	3,451	3,213	—	238	—
First generation leasing costs and other capital expenditures	5,566	2,816	1,226	1,524	—

Total Capital Expenditures	18,529	11,813	1,692	4,937	87

Development Expenditures (1)
Residential Development Fund	$1,437	$—	$—	$—	$1,437
Other	452	375	—	77	—

Total Development Expenditures	1,889	375	—	77	1,437

	For the Three Months Ended March 31, 2016
	Total Portfolio	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$4,172	$2,529	$800	$750	$93
Second generation tenant improvements	13,576	11,689	391	1,496	—
Second generation leasing commissions	1,326	687	—	639	—
First generation leasing costs and other capital expenditures	6,946	4,570	2,376	—	—

Total Capital Expenditures	26,020	19,475	3,567	2,885	93

Development Expenditures (1)
Residential Development Fund	$1,152	$—	$—	$—	$1,152
1633 - Plaza and Retail development	3,043	3,043	—	—	—
One Market Plaza - Lobby and Retail repositioning	4,460	—	—	4,460	—
Other	391	391	—	—	—

Total Development Expenditures	9,046	3,434	—	4,460	1,152

(1)	See page 33 for our definition of this measure.

DEFINITIONS

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of transaction related costs, unrealized gains or losses on interest rate swaps, severance costs and defeasance and debt breakage costs, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) unrealized gain (loss) on real estate fund investments, (v) amortization of above and below-market leases, net, (vi) amortization of stock-based compensation expense and (vii) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides supplemental information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income (loss) plus interest expense, income taxes, depreciation and amortization expenses including our share of such adjustments of unconsolidated joint ventures. EBITDA provides supplemental information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income (loss) determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance or (iv) a measure of our liquidity. We also present PGRE’s share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted EBITDA is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, transaction related costs and certain other items that may vary from period to period. We also present our PGRE’s share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and transaction related costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as a substitute for net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We used NOI and Cash NOI as metrics to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

Same Store NOI is used to measure the operating performance of our properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests share of debt from consolidated joint ventures that is attributable to our partners. PGRE’s share of total debt should not be considered as a substitute for total debt determined in accordance with GAAP and should only be considered together with and as a supplement to the total debt determined in accordance with GAAP.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.